UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2019

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.heartlandadvisors.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-432-7856 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.heartlandadvisors.com.

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

“The intelligent investor is likely to need considerable willpower to keep from following the crowd.”

—Ben Graham

Dear Fellow Shareholders,

In December, we celebrated our 35th anniversary of serving our clients as America’s Value Investor. We’re proud to report that since inception, each of our domestic-focused value mutual funds has beat its relevant benchmark—a perfect four-for-four.

The historic performance is particularly gratifying because it was achieved by following a single, disciplined philosophy, focused on fundamental research to discover companies with solid growth prospects and buy them with an eye on the price paid. But as any avid value investor who’s lived through the last 10 years of mega-cap growth mania knows, staying true to a value-first philosophy requires significant willpower—a fact that became only clearer in 2019.

So, what is behind the disconnect between fundamentals and performance? Some of it, in our view, is fear of missing out, and a misguided belief that large companies are somehow safer bets. The thinking seems to have created a stampede of assets into large-cap index funds and exchange traded funds (ETFs), which in turn has driven performance and valuations ever higher. Like a sugar rush, the ride up can be exhilarating but when the music stops and companies can’t produce the growth required to justify lofty earnings multiples and $1 trillion-plus valuations, the downfall can be quick and painful.

Judging by the chart to the right, which shows the 10 largest companies in the S&P 500 have a combined market cap of MORE THAN 3X THE ENTIRE RUSSELL 2000® INDEX of small companies, it looks to us like we could be approaching one of those painful inflection points.

Market activity of the past several months has us optimistic that a return to common sense may be taking root. Investors have started to take notice of long-forgotten, attractively valued businesses, while high-flying unicorns with dubious profitability prospects have crashed back to earth.

Fortunately, as an independent, employee-owned Firm with a long-term focus, we have been able to stay the course in pursuit of what we view as well-managed, underappreciated companies trading at attractive prices. Thus, 2020 and the years ahead may be shaping up as the time value investors who have had the necessary willpower to go against the herd, finally reap the rewards of their commitment.

Capped out?

Source: Furey Research Partners, LLC, Standard & Poor’s, and Russell®, 12/1/1985 to 12/31/2019. This chart shows the aggregate market cap for the ten largest companies in the S&P 500 Index divided by the total market cap of the Russell 2000® Index.

Past performance does not guarantee future results.

Thank you for your patience, it’s been a long wait. We look forward to a new decade and helping you in reaching your financial goals.

Founder and Portfolio Manager

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities ended the year sharply higher, helped by a late year surge to near record highs. An interest rate cut by the Federal Reserve and progress on trade agreements in the fourth quarter fueled the major indices as investors grew confident that the economic expansion would continue to chug along. The Heartland Select Value Fund Investor Class was up sharply for the year but lagged the Russell 3000® Value Index, returning 18.59% versus 26.26%.

The Fund’s Real Estate holdings outpaced those in the benchmark, and the group contained a top contributor, CyrusOne, Inc. (CONE), one of five publicly traded datacenter real estate investment trusts in the U.S.

We originally took a position in CyrusOne in early 2019 after shares had fallen out of favor with investors who were concerned about recent softness in margins and cash flow. The weakness stemmed from company efforts to expand in Europe. At the time, we believed management had set the stage for strong growth relative to peers once the overseas initiatives began to produce results.

Soon after we initiated a position in CyrusOne, the company began showing progress in boosting earnings per share. However, as rumors began to heat up that the company may be an acquisition target, CyrusOne shares approached our estimates of fair value, and we began trimming the strategy’s exposure to the name.

However, shares subsequently sold off once it became clear there were no efforts to find an acquirer, and we began increasing our stake at what we believe are compelling valuations.

Holdings in Financials were up double-digits for the year but didn’t keep pace with those in the benchmark. We’ve sought opportunities in the space beyond traditional banks. One of those holdings, Charles Schwab Corp. (SCHW), remains a compelling opportunity in our view.

We took a stake in Schwab, the largest publicly held brokerage business in the country, after it came under significant pressure in late 2018 and early 2019 as customers began shifting their cash balances into higher-yielding products. This trend put pressure on the company’s asset growth and revenue. In early October, the pressure accelerated when Schwab announced it would cut online stock trading commissions to zero, creating a clear short-term headwind to revenue and profits.

However, shares rallied on news that Schwab was acquiring competitor TD Ameritrade Holding Corporation (AMTD) in an all-stock deal. The transaction is expected to boost earnings by 15% to 20% over three years, as Schwab should be able to reduce Ameritrade’s cost structure by 60% to 65%.

Going forward, we expect earnings growth to resume, driven by continued market share gains in Schwab’s brokerage and advisor-services businesses as well as accretion from the Ameritrade transaction.

Despite a strong showing for the portfolio’s Information Technology holdings, the group significantly lagged those held in the benchmark. We continue to find appealing opportunities in the space such as Skyworks Solutions, Inc. (SWKS), a manufacturer of semiconductors used in multiple end markets including aerospace and defense, medical, consumer electronics and wireless communication products.

At a high level, mixed economic data and extreme corporate debt levels have reduced the margin for error in today’s markets. While equities have marched higher through much of 2019, we are beginning to see investors rewarding or punishing businesses based on underlying fundamentals more than in the recent past. We believe the gap between winners and losers among equities could widen in the coming months. In our view, the prudent course is to get past the ruling emotion of the day and stay focused on company-specific factors.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2019	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Since Inception
Investor Class (HRSVX)	10/11/96	18.59%	8.28%	7.73%	9.74%	8.34%	10.16%	10.06%
Institutional Class (HNSVX)	5/1/08	18.91	8.55	7.99	10.05	8.59	10.34	10.22
Russell 3000® Value Index	–	26.26	9.32	8.20	11.71	7.58	7.20	8.87

Index Source: FactSet Research Systems, Inc. and Russell®.

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.20% and 0.98%, respectively. Heartland Advisors (the “Advisor”) has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in companies with market capitalizations greater than $500 million. The Fund’s flexible pursuit of value positions it as a core holding. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$199.9 mil.
NAV (Investor Class)	$25.50
NAV (Institutional Class)	$25.39
Median market cap	$9.0 bil.
Weighted average market cap	$82.3 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	3.96%
Wells Fargo & Co.	3.63
Mohawk Industries, Inc.	3.40
ManpowerGroup, Inc.	3.39
Charles Schwab Corp.	3.20
Johnson & Johnson	3.20
Suncor Energy, Inc.	3.19
PNC Financial Services Group, Inc.	3.19
Exelon Corp.	3.19
Verizon Communications, Inc.	3.06

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/19.

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equity markets spent much of the second half of the year stuck in a tug-of-war as investors debated whether the economic expansion of the past decade was winding down. An interest rate cut by the Federal Reserve and progress on trade agreements in the fourth quarter broke the deadlock and sent the major indices to close near all-time highs. The Heartland Mid Cap Value Fund Investor Class was up sharply for the year but lagged the Russell Midcap® Value Index, returning 25.30% versus 27.06%.

The Fund’s Industrials names outpaced those in the benchmark, and the group contained a top performer, ManpowerGroup, Inc. (MAN). The global staffing firm features a mix of industrial and IT staffing services and is the third-largest agency of its type in the world. Shares were under pressure in late 2018 due to a slowing European economy, where the company generates two-thirds of its revenue.

As the market gained confidence that economic growth was unlikely to deteriorate further in Europe, shares of Manpower gained traction. The company’s modest multiples also looked more compelling as uncertainty about the U.S. economy persisted for much of the second half of the year. As a result, shares rebounded handsomely.

Longer term, we expect margins to expand as a result of management’s strategy of reducing costs and leveraging its scale to gain share in the high-margin recruitment outsourcing industry. Manpower’s balance sheet is strong, and the board has approved opportunistic share repurchases in the past; these have resulted in 7% fewer shares outstanding in 2018 relative to 2017. Higher margins with a lower share count should drive greater cycle-to-cycle earnings power, and Manpower trades at a significant discount to the broader market.

The Fund’s Information Technology names were up for the year but couldn’t keep pace on a relative basis. Much of the weakness came from software holdings, including Teradata Corp. (TDC), a database management company and the market leader for complex data analytics.

Teradata is in the process of transitioning from a legacy model focused on hardware and perpetual license sales to a more flexible approach that emphasizes software and subscription services. This move should result in more predictable revenue streams. While management has made impressive strides in evolving its business model, investors were spooked when the company reported that its legacy business was shrinking faster than analysts had initially anticipated.

We anticipate that as Teradata continues to make progress in transitioning its go-to-market strategy, free cash flow generation could more than double to $400 million to $500 million over the next two to three years, translating to a free cash flow/enterprise value yield of 13%-16%.

The Fund’s Consumer Staples holdings were up sharply and outpaced those in the benchmark. While the outlook for brick and mortar retailers remains unsettled, we continue to see positive results in Consumer Discretionary among manufacturers and sellers of big-ticket household items. Leggett & Platt, Inc. (LEG), a manufacturer of mattresses, furniture, and automotive seating products, was one such name.

Despite mixed economic data and extreme corporate debt levels, we would not be surprised to see the markets surge higher in the near-term as investors who were sitting on the sidelines jump back into equities out of fear of missing out on the next big rally. Yet we believe the recent runup in valuations has reduced the margin for error in today’s markets.

It’s important, in our view, to avoid jumping into or out of positions based on the latest headline. Instead, the prudent course, we believe, begins with a clear-eyed assessment of the price paid relative to company-specific fundamentals.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2019	Inception Date	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	25.30%	7.39%	8.17%	8.23%
Institutional Class (HNMDX)	10/31/14	25.58	7.67	8.43	8.51
Russell Midcap® Value Index	–	27.06	8.10	7.62	7.88

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/19, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2020, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 2.37% and 2.28% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$14.9 mil.
NAV (Investor Class)	$12.24
NAV (Institutional Class)	$12.27
Median market cap	$8.0 bil.
Weighted average market cap	$12.8 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

National Oilwell Varco, Inc.	4.46%
Quest Diagnostics, Inc.	4.43
ManpowerGroup, Inc.	4.08
Popular, Inc.	3.78
Humana, Inc.	3.75
Exelon Corp.	3.52
First Horizon National Corp.	3.38
Reinsurance Group of America, Inc.	3.17
MDU Resources Group, Inc.	3.08
Bunge, Ltd.	3.05

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/19.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities ended the year sharply higher, helped by a late-year surge to near record highs. An accommodating Federal Reserve and progress on trade agreements in the fourth quarter fueled the major indices as investors grew confident that the economic expansion would continue well into the new year. The Heartland Value Plus Fund Investor Class outpaced the Russell 2000® Value Index, returning 26.02% versus 22.39%.

Consumer Staples was a key area of strength, despite a challenging sales environment for many businesses in the space. We believe in this context it is better to focus on businesses able to increase margins—as opposed to those seeking to grow sales regardless of cost. Portfolio holding Hain Celestial Group, Inc. (HAIN), a packaged food company focused on organic and natural products, is one such example.

Shares of Hain Celestial were up sharply as management, led by new CEO Mark Schiller, continued to make progress on its strategy of selling non-core business lines and eliminating low-margin product offerings. The company divested two low-margin business lines. We expect margins will improve due to a positive shift in sales mix, and proceeds from the sales should be used to deleverage the company’s balance sheet.

The portfolio’s Industrial holdings outpaced those in the benchmark for the fourth quarter and full year. Among the top performers in the group was Vicor Corp. (VICR), a manufacturer of power management solutions.

Vicor offers investors a compelling mix of a stable legacy business that generates significant free cash flow to fuel future investments, as well as a fast-growing advanced products segment that generates higher margins. Additionally, the company holds a significant catalogue of patents, providing it with a defensible advantage in the marketplace.

Vicor’s bookings have been inflecting higher which should translate into material sales and earnings growth in the near-term. The stock sports a strong free cash flow/enterprise value yield along with a rock-solid balance sheet, making it a compelling investment in our view.

The Fund’s Information Technology holdings were up sharply but couldn’t keep pace with those in the benchmark. We continue to evaluate businesses in the space and have been willing to add names when we believe idiosyncratic drivers of performance are underappreciated by the market. An example of one that meets our criteria is MicroStrategy, Inc. (MSTR), an independent developer of business intelligence software that can be used on multiple cloud platforms.

MicroStrategy released a new product suite that fits with management’s goal of transforming the business into a subscription-based company that generates higher revenues, operating income, and more stable earnings than in the past.

As one of the only remaining independent business intelligence software providers, the company in our view has a unique advantage in that it offers flexibility not provided by integrated competitors whose products are tied to a single cloud platform. Additionally, MicroStrategy has a portfolio of attractive domain names that it plans to sell in the quarters ahead.

Despite its unique niche in the market, shares of MicroStrategy trade at a 45% discount to our price target.

At a macro level, the consensus economic outlook is more optimistic than it has been in the recent past, which has led many investors to overlook shaky fundamentals of individual companies in hopes that a rising tide will lift all boats.

That willingness to overlook idiosyncratic challenges is misguided, in our view. While macro headwinds have faded, we believe the economy is more likely to grind higher at a measured pace than it is to vault upward in a burst of growth.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2019	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	26.02%	6.33%	4.71%	8.33%	7.07%	9.29%	10.32%	9.84%
Institutional Class (HNVIX)	5/1/08	26.29	6.56	4.92	8.59	7.27	9.45	10.45	9.96
Russell 2000® Value Index	–	22.39	4.77	6.99	10.56	6.92	9.41	10.15	9.68

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.18% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	47
Net assets	$344.2 mil.
NAV (Investor Class)	$35.48
NAV (Institutional Class)	$35.28
Median market cap	$1.8 bil.
Weighted average market cap	$2.4 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Dril-Quip, Inc.	4.08%
The Hanover Insurance Group, Inc.	3.97
Associated Banc-Corp	3.68
Portland General Electric Co.	3.64
Powell Industries, Inc.	3.55
PotlatchDeltic Corp.	3.52
American Vanguard Corp.	3.47
Hain Celestial Group, Inc.	3.39
Acushnet Holdings Corp.	3.35
ATN International, Inc.	3.34

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/19.

heartland value fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

“Abnormally good or abnormally bad conditions do not last forever.”

—Ben Graham

In December, our Value Fund celebrated its 35th anniversary. We’re proud to report that since inception, the portfolio has outpaced its Russell 2000® Value Index benchmark. The historic performance is particularly gratifying because it was achieved by following a single, disciplined philosophy—focus on small companies with solid growth prospects but buy them with an eye on the price paid.

In the current market environment, where large-cap growth stocks have dominated, this approach resulted in the Heartland Value Fund Investor Class returning 17.96% for the year. The Russell 2000® Value Index returned 22.39% for the period.

But as any avid value investor who’s lived through the last 10 years of mega-cap growth mania knows, staying true to a value-first philosophy requires significant willpower—a fact that became only clearer in 2019.

For much of the year, the stampede of assets into large-cap index funds and exchange traded funds (ETFs) was unrelenting, which in turn seemed to drive performance and valuations ever higher. Like a sugar rush, the ride up can be exhilarating but the downfall can be quick and painful.

Judging by the chart below, which shows the 10 largest companies in the S&P 500 have a combined market cap of MORE THAN 3X THE ENTIRE RUSSELL 2000® INDEX of small companies, it looks to us like we could be approaching one of those painful inflection points.

Capped out?

Source: Furey Research Partners, LLC, Standard & Poor’s, and Russell®, 12/1/1985 to 12/31/2019. This chart shows the aggregate market cap for the ten largest companies in the S&P 500 Index divided by the total market cap of the Russell 2000® Index.

Past performance does not guarantee future results.

As headwinds subside, the Value Fund is beginning to reap the benefits of a market waking up to the bargains to be had in small caps. The following are a few examples of the businesses that drove performance.

The combination of low mortgage rates, strong employment and a massive, 90 million strong, millennial generation poised to buy into the American dream has been a boon for the housing market. During the past few years, the Fund has benefited from this megatrend directly through a few select homebuilders, and indirectly from businesses like industry-leading mortgage insurers Radian Group Inc. (RDN) and MGIC Investment Corp. (MTG).

Radian and MGIC were up sharply for the year as the housing market for entry-level homes has been strong, resulting in increased sales for both companies.

Despite the strong performance, both are priced at less than 8X estimated earnings for an attractive earnings yield of 12%. Additionally, Radian trades at just 1.3X book value, while MGIC is at a lowly 1.2X book value.

As investors in small/micro-cap companies, our research analysts are on the lookout for niche businesses with unique models that provide a competitive advantage. Bancorp, Inc. (TBBK) fits with this approach. The company, with $4+ billion in assets, may be one of the most widely used banks you’ve never heard of. TBBK provides behind-the-scenes banking services including prepaid gift and debit cards to more than 100 non-bank partners ranging from PayPal to Verizon. Additionally, TBBK generates high-margin fee income with each transaction completed using one of its cards.

TBBK came under regulatory scrutiny in 2014, relating to some issues in its prepaid card business. We sensed an opportunity and took a stake in the company.

Shares received a boost in December when regulators lifted all remaining operating restrictions on the business, which frees up management to reinstitute a dividend. Despite the competitive advantage of low-cost assets, TBBK trades at a nearly 17% discount on tangible book value to its peers.

In addition to traditional energy producers, we are delighted to find opportunities among green energy players such as Ameresco, Inc. (AMRC), a leader in improving energy efficiency.

The company designs, develops and installs projects that improve energy efficiency for commercial buildings. Ameresco also offers renewable sources of energy, electricity and green gas.

Management has an impressive track record of growing sales—7% annual compounded over the past five years—and boosting earnings before interest, taxes, depreciation and amortization (EBITDA) by 28% annually over the same span.

As one of the only publicly traded players in the field of optimizing energy usage, we believe Ameresco is well positioned to accelerate its growth.

Market activity of the past several months has us optimistic that a return to common sense may be taking root. High-flying unicorns with dubious profitability prospects have crashed back to earth and many recent initial public offerings have disappointed speculators.

Thus, 2020 may be shaping up as a rare opportunity where Reversion to the Mean finally pays off.

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2019	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	17.96%	3.96%	3.06%	7.27%	5.31%	8.07%	9.69%	11.25%
Institutional Class (HNTVX)	5/1/08	18.14	4.13	3.23	7.45	5.47	8.19	9.79	11.32
Russell 2000® Value Index	–	22.39	4.77	6.99	10.56	6.92	9.41	10.15	10.90

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.07% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	101
Net assets	$654.2 mil.
NAV (Investor Class)	$38.54
NAV (Institutional Class)	$39.36
Median market cap	$628 mil.
Weighted average market cap	$2.2 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

MGIC Investment Corp.	3.16%
Kennedy-Wilson Holdings, Inc.	3.06
Vistra Energy Corp.	2.99
Radian Group, Inc.	2.89
UMB Financial Corp.	2.62
Centerra Gold, Inc.	2.43
TriCo Bancshares	2.35
Capital City Bank Group, Inc.	2.33
Barrett Business Services, Inc.	2.21
Bancorp, Inc.	1.98

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/19.

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2019. These sectors represent groupings of industry classifications.

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	4.6%	1.4%	3.3%	3.0%
Consumer Discretionary	7.2	8.1	7.9	12.2
Consumer Staples	5.4	6.9	5.4	3.3
Energy	6.5	8.8	5.8	3.7
Financials	25.7	17.9	23.7	26.7
Health Care	15.9	11.4	6.1	7.4
Industrials	13.7	15.3	19.1	15.9
Information Technology	6.5	7.6	7.0	9.5
Materials	5.8	4.4	9.7	7.8
Real Estate	3.9	8.6	7.9	5.7
Utilities	4.8	8.0	3.7	4.8
Short-Term Investments	0.0	1.6	0.4	0.0
Total	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2019

	SHARES	VALUE
COMMON STOCKS (99.8%)
Air Freight & Logistics (1.9%)
FedEx Corp.	25,000	$3,780,250

Automobiles (1.9%)
Thor Industries, Inc.	50,000	3,714,500

Banks (13.3%)
Community Trust Bancorp, Inc.	75,002	3,498,093
PNC Financial Services Group, Inc.	40,000	6,385,200
Stock Yards Bancorp, Inc.	95,000	3,900,700
Truist Financial Corp.	100,000	5,632,000
Wells Fargo & Co.	135,000	7,263,000
		26,678,993

Capital Markets (4.7%)
Charles Schwab Corp.	135,000	6,420,600
The Bank of New York Mellon Corp.	60,000	3,019,800
		9,440,400

Chemicals (2.4%)
American Vanguard Corp.	250,000	4,867,500

Communications Equipment (2.6%)
Cisco Systems, Inc.	110,000	5,275,600

Diversified Financial Services (4.0%)
Berkshire Hathaway, Inc. (Class B)(a)	35,000	7,927,500

Diversified Telecommunication Services (3.1%)
Verizon Communications, Inc.	100,000	6,140,000

Electric Utilities (3.2%)
Exelon Corp.	140,000	6,382,600

Energy Equipment & Services (2.0%)
Dril-Quip, Inc.(a)	85,000	3,987,350

Equity Real Estate Investment Trusts (REITs) (2.8%)
CyrusOne, Inc.	30,000	1,962,900
Weyerhaeuser Co.	120,000	3,624,000
		5,586,900

Food Products (5.4%)
Bunge, Ltd.	90,000	5,179,500
Cal-Maine Foods, Inc.	90,000	3,847,500
Sanderson Farms, Inc.	10,000	1,762,200
		10,789,200

Health Care Equipment & Supplies (2.0%)
DENTSPLY SIRONA, Inc.	70,000	3,961,300

Health Care Providers & Services (6.4%)
CVS Health Corp.	60,000	4,457,400
Quest Diagnostics, Inc.	47,500	5,072,525
Triple-S Management Corp. (Class B)(a)	177,666	3,285,044
		12,814,969

Household Durables (3.4%)
Mohawk Industries, Inc.(a)	50,000	6,819,000

Insurance (3.6%)
Fairfax Financial Holdings, Ltd. (CAD)(b)	11,000	5,165,100
Old Republic International Corp.	90,000	2,013,300
		7,178,400

Machinery (3.9%)
Flowserve Corp.	105,000	5,225,850
Gorman-Rupp Co.	70,000	2,625,000
		7,850,850

Marine (2.5%)
Kirby Corp.(a)	55,000	4,924,150

Media (1.5%)
Pearson PLC (ADR)(c)	360,000	3,034,800

Metals & Mining (3.4%)
IAMGOLD Corp.(a)	550,000	2,051,500
Major Drilling Group International, Inc. (CAD)(a)(b)	500,000	2,183,204
Schnitzer Steel Industries, Inc. (Class A)	115,000	2,493,200
		6,727,904

Multi-Utilities (1.6%)
MDU Resources Group, Inc.	110,000	3,268,100

Oil, Gas & Consumable Fuels (4.5%)
HollyFrontier Corp.	50,000	2,535,500
Suncor Energy, Inc.	195,000	6,396,000
		8,931,500

Pharmaceuticals (7.5%)
Johnson & Johnson	44,000	6,418,280
Pfizer, Inc.	115,000	4,505,700
Sanofi (ADR)	80,000	4,016,000
		14,939,980
Professional Services (3.4%)
ManpowerGroup, Inc.	70,000	6,797,000

Real Estate Management & Development (1.1%)
Forestar Group, Inc.(a)	110,000	2,293,500

Road & Rail (2.0%)
AMERCO	10,500	3,946,110

Semiconductors & Semiconductor Equipment (2.1%)
Skyworks Solutions, Inc.	35,000	4,230,800

Software (1.7%)
Oracle Corp.	65,000	3,443,700

Specialty Retail (1.9%)
Advance Auto Parts, Inc.	24,000	3,843,840

TOTAL COMMON STOCKS (Cost $163,098,236)		$199,576,696

	INTEREST RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.2%)
Registered Investment Companies (0.2%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(d)	1.41%	270,153	$270,153

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
(Cost $270,153)			$270,153

TOTAL INVESTMENTS - (100.0%)
(Cost $163,368,389)			$199,846,849
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(e)			90,704
TOTAL NET ASSETS - (100.0%)			$199,937,553

The accompanying Notes to Financial Statements are an integral part of these Statements.

MID CAP VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2019

	SHARES	VALUE
COMMON STOCKS (98.3%)
Aerospace & Defense (1.4%)
Arconic, Inc.	6,642	$204,374

Automobiles (3.0%)
Thor Industries, Inc.	6,024	447,523

Banks (10.2%)
First Horizon National Corp.	30,520	505,411
Popular, Inc.	9,626	565,528
UMB Financial Corp.	6,632	455,220
		1,526,159

Building Products (1.1%)
A.O. Smith Corp.	3,575	170,313

Capital Markets (2.9%)
State Street Corp.	5,477	433,231

Chemicals (2.0%)
Eastman Chemical Co.	3,703	293,500

Commercial Services & Supplies (1.7%)
Stericycle, Inc.(a)	3,934	251,028

Containers & Packaging (1.9%)
International Paper Co.	6,352	292,510

Electric Utilities (4.9%)
Exelon Corp.	11,536	525,926
FirstEnergy Corp.	4,384	213,063
		738,989

Energy Equipment & Services (5.6%)
National Oilwell Varco, Inc.	26,617	666,756
TechnipFMC PLC	7,686	164,788
		831,544

Equity Real Estate Investment Trusts (REITs) (8.6%)
American Homes 4 Rent (Class A)	9,641	252,690
Equity Commonwealth	13,084	429,548
Public Storage	677	144,174
Ryman Hospitality Properties, Inc.	2,483	215,177
Weyerhaeuser Co.	8,011	241,932
		1,283,521

Food Products (6.9%)
Bunge, Ltd.	7,911	455,278
Cal-Maine Foods, Inc.	8,310	355,252
Sanderson Farms, Inc.	1,230	216,751
		1,027,281

Health Care Equipment & Supplies (1.4%)
DENTSPLY SIRONA, Inc.	3,615	204,573

Health Care Providers & Services (9.4%)
Encompass Health Corp	2,670	184,951
Humana, Inc.	1,528	560,043
Quest Diagnostics, Inc.	6,203	662,418
		1,407,412

Household Durables (3.7%)
DR Horton, Inc.	1,349	71,160
Leggett & Platt, Inc.	2,461	125,092
Mohawk Industries, Inc.(a)	2,589	353,088
		549,340

Insurance (4.8%)
CNA Financial Corp.	5,461	244,707
Reinsurance Group of America, Inc.	2,903	473,363
		718,070

IT Services (1.2%)
The Western Union Co.	6,971	186,683

Machinery (4.5%)
Flowserve Corp.	7,311	363,868
Lincoln Electric Holdings, Inc.	3,196	309,149
		673,017

Media (1.4%)
Omnicom Group, Inc.	2,580	209,032

Metals & Mining (0.5%)
Cleveland-Cliffs, Inc.	8,202	68,897

Multi-Utilities (3.1%)
MDU Resources Group, Inc.	15,497	460,416

Oil, Gas & Consumable Fuels (3.2%)
Cabot Oil & Gas Corp.	7,867	136,965
Pioneer Natural Resources Co.	2,282	345,426
		482,391
Pharmaceuticals (0.6%)
Perrigo Co. PLC	1,849	95,519

Professional Services (4.1%)
ManpowerGroup, Inc.	6,277	609,497

Road & Rail (2.5%)
AMERCO	985	370,183

Semiconductors & Semiconductor Equipment (4.2%)
ON Semiconductor Corp.(a)	13,227	322,474
Skyworks Solutions, Inc.	2,534	306,310
		628,784

Software (2.1%)
Teradata Corp.(a)	11,755	314,681

Specialty Retail (1.4%)
American Eagle Outfitters, Inc.	14,177	208,402

TOTAL COMMON STOCKS
(Cost $13,071,443)		$14,686,870

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.5%)
Time Deposits (1.5%)
JPM Chase (New York)(f)	1.56%	$231,666	$231,666

TOTAL SHORT-TERM INVESTMENTS
(Cost $231,666)			$231,666

TOTAL INVESTMENTS - (99.8%)
(Cost $13,303,109)			$14,918,536
OTHER ASSETS AND LIABILITIES, NET - (0.2%)			28,121
TOTAL NET ASSETS - (100.0%)			$14,946,657

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND — SCHEDULE OF INVESTMENTS

December 31, 2019

	SHARES	VALUE
COMMON STOCKS (99.4%)
Aerospace & Defense (5.6%)
AAR Corp.	40,000	$1,804,000
Kratos Defense & Security Solutions, Inc.(a)	350,000	6,303,500
Park Aerospace Corp.	695,000	11,307,650
		19,415,150

Automobiles (1.3%)
Thor Industries, Inc.	60,000	4,457,400

Banks (15.8%)
Associated Banc-Corp	575,000	12,673,000
Cadence Bancorp	150,000	2,719,500
CenterState Bank Corp.	100,000	2,498,000
Hancock Whitney Corp.	200,000	8,776,000
Old National Bancorp	375,000	6,858,750
Seacoast Banking Corp. of Florida(a)	225,000	6,878,250
Umpqua Holdings Corp.	500,000	8,850,000
Zions Bancorp NA	100,000	5,192,000
		54,445,500

Beverages (2.0%)
Primo Water Corp.(a)	600,000	6,735,000

Capital Markets (2.7%)
Artisan Partners Asset Management, Inc. (Class A)	50,000	1,616,000
B. Riley Financial, Inc.	308,500	7,768,030
		9,384,030

Chemicals (5.7%)
American Vanguard Corp.	615,000	11,974,050
Sensient Technologies Corp.	115,000	7,600,350
		19,574,400

Commercial Services & Supplies (3.0%)
Harsco Corp.(a)	450,000	10,354,500

Diversified Telecommunication Services (3.3%)
ATN International, Inc.	207,500	11,493,425

Electric Utilities (3.6%)
Portland General Electric Co.	225,000	12,552,750

Electrical Equipment (8.5%)
Encore Wire Corp.	135,000	7,749,000
Powell Industries, Inc.	250,000	12,247,500
Vicor Corp(a)	200,000	9,344,000
		29,340,500

Electronic Equipment, Instruments & Components (2.3%)
Knowles Corp.(a)	375,000	7,931,250

Energy Equipment & Services (5.8%)
Dril-Quip, Inc.(a)	300,000	14,073,000
Newpark Resources, Inc.(a)	925,000	5,799,750
		19,872,750

Equity Real Estate Investment Trusts (REITs) (7.9%)
Lamar Advertising Co. (Class A)	100,000	8,926,000
PotlatchDeltic Corp.	280,000	12,115,600
Ryman Hospitality Properties, Inc.	70,000	6,066,200
		27,107,800

Food Products (3.4%)
Hain Celestial Group, Inc.(a)	450,000	11,679,750

Health Care Equipment & Supplies (2.4%)
AngioDynamics, Inc.(a)	410,000	6,564,100
Avanos Medical, Inc.(a)	50,000	1,685,000
		8,249,100

Health Care Providers & Services (2.0%)
Cross Country Healthcare, Inc.(a)	600,000	6,972,000

Household Durables (2.3%)
MDC Holdings, Inc.	210,000	8,013,600

Insurance (5.1%)
ProAssurance Corp.	110,000	3,975,400
The Hanover Insurance Group, Inc.	100,000	13,667,000
		17,642,400

Leisure Products (3.4%)
Acushnet Holdings Corp.	355,000	11,537,500

Machinery (1.3%)
Astec Industries, Inc.	75,000	3,150,000
Kennametal, Inc.	40,000	1,475,600
		4,625,600

Metals & Mining (2.4%)
Schnitzer Steel Industries, Inc. (Class A)	375,000	8,130,000

Paper & Forest Products (1.7%)
P.H. Glatfelter Co.	315,000	5,764,500

Pharmaceuticals (1.6%)
Phibro Animal Health Corp. (Class A)	225,000	5,586,750

Professional Services (0.6%)
TrueBlue, Inc.(a)	85,000	2,045,100

Semiconductors & Semiconductor Equipment (2.7%)
DSP Group, Inc.(a)	430,000	6,768,200
Semtech Corp.(a)	45,000	2,380,500
		9,148,700

Software (2.1%)
MicroStrategy, Inc. (Class A)(a)	50,000	7,131,500

Textiles, Apparel & Luxury Goods (0.9%)
Oxford Industries, Inc.	40,000	3,016,800

TOTAL COMMON STOCKS (Cost $288,682,175)		$342,207,755

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.5%)
Time Deposits (0.5%)
Citibank (New York)(f)	1.56%	$1,516,585	$1,516,585

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,516,585)			$1,516,585

TOTAL INVESTMENTS - (99.9%)
(Cost $290,198,760)			$343,724,340
OTHER ASSETS AND LIABILITIES, NET - (0.1%)			458,308
TOTAL NET ASSETS - (100.0%)			$344,182,648

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2019

	SHARES	VALUE
COMMON STOCKS (99.1%)
Aerospace & Defense (0.5%)
CPI Aerostructures, Inc.(a)	500,000	$3,365,000

Air Freight & Logistics (0.9%)
Atlas Air Worldwide Holdings, Inc.(a)	207,117	5,710,216

Airlines (1.1%)
JetBlue Airways Corp.(a)	400,000	7,488,000

Auto Components (1.9%)
Linamar Corp. (CAD)(b)	100,000	3,783,451
Motorcar Parts of America, Inc.(a)	400,200	8,816,406
		12,599,857

Automobiles (1.1%)
Thor Industries, Inc.	100,000	7,429,000

Banks (18.2%)
Associated Banc-Corp	300,000	6,612,000
Bancorp, Inc.(a)	1,000,000	12,970,000
Capital City Bank Group, Inc.	500,000	15,250,000
Century Bancorp, Inc. (Class A)	73,100	6,576,076
First Internet Bancorp	278,757	6,609,329
Heritage Financial Corp.	400,000	11,320,000
PacWest Bancorp	325,000	12,437,750
Stock Yards Bancorp, Inc.	100,000	4,106,000
TriCo Bancshares	377,320	15,398,429
TriState Capital Holdings, Inc.(a)	400,000	10,448,000
UMB Financial Corp.	250,000	17,160,000
		118,887,584

Beverages (0.6%)
Primo Water Corp.(a)	375,000	4,209,375

Biotechnology (1.6%)
Albireo Pharma, Inc.(a)	100,000	2,542,000
Heron Therapeutics, Inc.(a)	325,000	7,637,500
		10,179,500

Building Products (0.2%)
Armstrong Flooring, Inc.(a)	250,000	1,067,500

Capital Markets (1.7%)
Cowen, Inc. (Class A)(a)	300,000	4,725,000
Waddell & Reed Financial, Inc. (Class A)	375,000	6,270,000
		10,995,000

Chemicals (0.4%)
The Mosaic Co.	125,000	2,705,000

Commercial Services & Supplies (2.1%)
CECO Environmental Corp.(a)	550,000	4,213,000
Perma-Fix Environmental Services(a)(g)	1,007,700	9,170,070
		13,383,070

Communications Equipment (1.2%)
Calix, Inc.(a)	850,000	6,800,000
DASAN Zhone Solutions, Inc.(a)	145,794	1,291,735
		8,091,735

Construction & Engineering (3.7%)
Ameresco, Inc. (Class A)(a)	100,000	1,750,000
Argan, Inc.	250,000	10,035,000
Northwest Pipe Co.(a)	375,000	12,491,250
		24,276,250

Diversified Consumer Services (1.5%)
Lincoln Educational Services Corp.(a)(g)(h)	2,370,000	6,399,000
Zovio, Inc.(a)(g)	1,600,000	3,296,000
		9,695,000

Diversified Telecommunication Services (1.4%)
Vonage Holdings Corp.(a)	1,200,000	8,892,000

Electric Utilities (0.6%)
Spark Energy, Inc. (Class A)	450,000	4,153,500

Electrical Equipment (0.9%)
Orion Energy Systems, Inc.(a)	750,000	2,512,500
Powell Industries, Inc.	62,155	3,044,973
		5,557,473

Electronic Equipment, Instruments & Components (0.6%)
CUI Global, Inc.(a)(g)	1,756,090	1,931,699
Identiv, Inc.(a)	386,041	2,177,271
		4,108,970

Energy Equipment & Services (0.4%)
Select Energy Services, Inc. (Class A)(a)	300,000	2,784,000

Equity Real Estate Investment Trusts (REITs) (2.6%)
Apple Hospitality REIT, Inc.	200,000	3,250,000
CareTrust REIT, Inc.	300,000	6,189,000
Investors Real Estate Trust	50,000	3,625,000
PotlatchDeltic Corp.	90,000	3,894,300
		16,958,300

Food Products (2.2%)
Hanover Foods Corp. (Class A)(h)	48,633	3,258,411
Landec Corp.(a)	1,000,000	11,310,000
		14,568,411

Health Care Equipment & Supplies (1.6%)
Accuray, Inc.(a)	3,000,000	8,460,000
Sensus Healthcare, Inc.(a)	375,000	1,327,500
Trinity Biotech, PLC (ADR)(a)	623,477	644,301
		10,431,801

Health Care Providers & Services (1.1%)
Triple-S Management Corp. (Class B)(a)	400,000	7,396,000

Household Durables (3.5%)
Century Communities, Inc.(a)	380,000	10,393,000
MDC Holdings, Inc.	250,000	9,540,000
ZAGG, Inc.(a)	400,000	3,244,000
		23,177,000

Household Products (0.4%)
Oil-Dri Corp. of America	75,000	2,718,750

Independent Power & Renewable Electricity Producers (3.0%)
Vistra Energy Corp.	850,000	19,541,500

Insurance (0.8%)
FedNat Holding Co.	325,000	5,404,750

Internet & Direct Marketing Retail (0.1%)
Duluth Holdings, Inc. (Class B)(a)	50,000	526,500

IT Services (2.4%)
EVERTEC, Inc.	300,000	10,212,000
Limelight Networks, Inc.(a)	1,400,000	5,712,000
		15,924,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

	SHARES	VALUE
Life Sciences Tools & Services (0.5%)
Harvard Bioscience, Inc.(a)	1,000,000	$3,050,000

Machinery (2.3%)
Gorman-Rupp Co.	150,000	5,625,000
Manitex International, Inc.(a)	18,570	110,492
Spartan Motors, Inc.(i)	500,000	9,040,000
		14,775,492

Media (1.6%)
AH Belo Corp. (Class A)	698,415	1,969,530
AMC Networks, Inc. (Class A)(a)	125,000	4,937,500
Marchex, Inc. (Class B)(a)	1,000,000	3,780,000
		10,687,030

Metals & Mining (6.9%)
Centerra Gold, Inc. (CAD)(a)(b)	2,000,000	15,910,053
IAMGOLD Corp.(a)	2,500,000	9,325,000
Pretium Resources, Inc.(a)	800,000	8,904,000
Roxgold, Inc. (CAD)(a)(b)	2,500,000	2,002,233
Standard Lithium, Ltd. (CAD)(a)(b)	900,000	589,119
Teranga Gold Corp. (CAD)(a)(b)	1,500,000	8,109,045
		44,839,450

Multi-Utilities (1.1%)
MDU Resources Group, Inc.	250,000	7,427,500

Oil, Gas & Consumable Fuels (2.3%)
Berry Petroleum Corp. (Class A)	850,000	8,015,500
SRC Energy, Inc.(a)	1,650,000	6,798,000
		14,813,500

Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(b)	4,000,000	3,758,038

Pharmaceuticals (2.7%)
Evofem Biosciences, Inc.(a)(c)(i)	900,000	5,553,000
Jazz Pharmaceuticals PLC(a)	80,000	11,942,400
		17,495,400

Professional Services (4.1%)
Acacia Research Corp.(a)	2,449,800	6,516,468
Barrett Business Services, Inc.	159,600	14,437,416
Hudson Global, Inc.(a)(g)	315,000	3,764,250
RCM Technologies, Inc.(a)	612,667	1,838,001
		26,556,135

Real Estate Management & Development (3.1%)
Kennedy-Wilson Holdings, Inc.	897,978	20,024,909

Road & Rail (0.3%)
Marten Transport, Ltd.	100,000	2,149,000

Semiconductors & Semiconductor Equipment (3.2%)
CyberOptics Corp.(a)	178,304	3,277,228
First Solar, Inc.(a)	100,000	5,596,000
GSI Technology, Inc.(a)	431,900	3,062,171
Photronics, Inc.(a)	200,903	3,166,231
Pixelworks, Inc.(a)	1,400,000	5,488,000
		20,589,630

Software (1.5%)
Mitek Systems, Inc.(a)	300,000	2,295,000
OneSpan, Inc.(a)	250,000	4,280,000
Teradata Corp.(a)	125,000	3,346,250
		9,921,250

Specialty Retail (3.2%)
Bed Bath & Beyond, Inc.(i)	400,000	6,920,000
Dick’s Sporting Goods, Inc.(i)	260,000	12,867,400
Indigo Books & Music, Inc. (CAD)(a)(b)	418,700	1,402,599
		21,189,999

Technology Hardware, Storage & Peripherals (0.5%)
NCR Corp.(a)	100,000	3,516,000

Textiles, Apparel & Luxury Goods (0.8%)
Lakeland Industries, Inc.(a)	200,000	2,160,000
Skechers U.S.A., Inc. (Class A)(a)	75,000	3,239,250
		5,399,250

Thrifts & Mortgage Finance (6.1%)
MGIC Investment Corp.	1,460,000	20,688,200
Radian Group, Inc.	750,000	18,870,000
		39,558,200
TOTAL COMMON STOCKS
(Cost $548,332,780)		$647,975,825

LIMITED PARTNERSHIPS (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Viper Energy Partners LP	275,000	$6,781,500

TOTAL LIMITED PARTNERSHIPS
(Cost $8,189,994)		$6,781,500

	INTEREST RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.0%)(e)
Registered Investment Companies (0.0%)(e)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(d)	1.41%	27,510	$27,510

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
(Cost $27,510)			$27,510

TOTAL INVESTMENTS - (100.1%)
(Cost $556,550,282)			$654,784,835
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)(j)			(627,505)
TOTAL NET ASSETS - (100.0%)			$654,157,330

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF OPTIONS

December 31, 2019

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
Bed Bath & Beyond, Inc. $15.00 1/17/20 (Covered Call)	Susquehanna	(1,500)	$(417,000)	$(2,595,000)
Bed Bath & Beyond, Inc. $19.00 1/17/20 (Covered Call)	Susquehanna	(500)	(37,000)	(865,000)
Dick’s Sporting Goods, Inc. $46.00 1/17/20 (Covered Call)	Susquehanna	(1,100)	(429,000)	(5,443,900)
Evofem Biosciences, Inc. $7.50 1/17/20 (Covered Call)(k)	Susquehanna	(240)	(1,200)	(148,080)
Spartan Motors, Inc. $20.00 3/20/20 (Covered Call)(k)	Susquehanna	(1,000)	(102,500)	(1,808,000)
Total Written Options		(4,340)	$(986,700)	$(10,859,980)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Loaned security; a portion or all of the security was on loan as of December 31, 2019. The total value of securities on loan for the Select Value and Value Funds were $261,583 and $25,914, respectively. See Note 5 in Notes to Financial Statements.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of December 31, 2019.
(e)	Less than 0.005%.
(f)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2019.
(g)	Affiliated company. See Note 10 to Notes to Financial Statements.
(h)	Illiquid security, pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”). See Note 2 in Notes to Financial Statements.
(i)	All or a portion of the security is pledged as collateral on written options. The aggregate value of the collateralized securities totals $10,859,980 as of December 31, 2019. See Note 4 in Notes to Financial Statements.
(j)	Includes cash which is being held as collateral.
(k)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
LP	Limited Partnership.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		MID CAP
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$163,368,389	$13,303,109	$290,198,760	$556,550,282
Investments in securities, at value(b)	$199,846,849	$14,918,536	$343,724,340	$630,223,816
Investments in affiliates, at value (See Note 10)	–	–	–	24,561,019
Total Investments, at value	199,846,849	14,918,536	343,724,340	654,784,835
Receivable for securities sold	1,480,709	–	829,392	1,546,968
Deposit with broker for written options	–	–	–	4
Accrued dividends and interest	162,491	32,039	429,489	656,156
Accrued securities lending income	92	–	–	3,031
Receivable for capital shares issued	10,845	838	24,266	628,228
Prepaid expenses	22,194	6,488	30,947	50,377
Total Assets	201,523,180	14,957,901	345,038,434	657,669,599

LIABILITIES:
Written options, at value (proceeds $–, $–, $– and $572,526, respectively)	–	–	–	986,700
Payable due to custodian due to overdraft	803,006	–	–	1,102,392
Payable for securities purchased	–	–	280,476	708,830
Payable for capital shares redeemed	419,708	–	461,828	452,027
Payable for collateral upon return of securities loaned	270,153	–	–	27,510
Accrued expenses
Management fees	15,765	200	26,127	52,332
Distribution fees - Investor Class	28,039	205	6,980	65,440
Fund accounting fees	11,764	4,773	16,769	31,892
Transfer agency fees	22,746	3,933	39,075	44,549
Custody fees	1,123	537	1,876	3,709
Audit fees	516	323	–	1,161
Legal fees	3,644	263	6,088	11,582
Printing fees	5,667	365	11,279	13,746
Other	3,496	645	5,288	10,399
Total Liabilities	1,585,627	11,244	855,786	3,512,269
TOTAL NET ASSETS	$199,937,553	$14,946,657	$344,182,648	$654,157,330

NET ASSETS CONSIST OF:
Paid-in capital	$160,740,678	$13,455,374	$292,722,985	$555,918,630
Total distributable earnings	39,196,875	1,491,283	51,459,663	98,238,700
TOTAL NET ASSETS	$199,937,553	$14,946,657	$344,182,648	$654,157,330

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$166,833,812	$7,626,594	$279,736,537	$598,325,419
Shares outstanding	6,542,399	623,268	7,884,611	15,525,291
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.50	$12.24	$35.48	$38.54
INSTITUTIONAL CLASS:
Net assets	$33,103,741	$7,320,063	$64,446,111	$55,831,911
Shares outstanding	1,303,965	596,822	1,826,851	1,418,635
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.39	$12.27	$35.28	$39.36

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $– for the Value Plus Fund and $54,392,098 for the Value Fund. See Note 10 in Notes to Financial Statements.
(b)	Includes securities on loan in the amount of $261,583 for the Select Value Fund, $– for the Mid Cap Value Fund, $– for the Value Plus Fund and $25,914 for the Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2019

		MID CAP
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$4,439,025	$276,176	$8,959,512	$8,450,884
Interest	51,612	6,070	66,562	566,032
Securities lending, net	7,199	–	–	35,978
Foreign taxes withheld	(78,913)	(1,192)	–	(40,389)
Total Investment Income	4,418,923	281,054	9,026,074	9,012,505

EXPENSES:
Management fees	1,546,710	93,417	2,365,799	4,975,798
Distribution fees - Investor Class	398,692	17,399	642,359	898,612
Transfer agency fees	258,733	44,011	458,623	534,914
Fund accounting fees	96,085	19,582	147,740	282,279
Custodian fees	13,895	8,422	21,969	47,565
Printing and communication fees	4,358	288	7,185	13,924
Postage fees	11,865	590	24,355	21,590
Legal fees	26,658	1,548	43,506	86,280
Registration fees	34,617	30,048	40,284	42,023
Directors’ fees	31,185	1,824	51,051	100,113
Audit and tax fees	23,922	23,358	23,149	25,567
Insurance fees	22,908	1,028	38,158	76,545
Other expenses	22,328	7,743	34,407	63,112
Total Expenses before waivers	2,491,956	249,258	3,898,585	7,168,322
Expenses waived by investment advisor (See Note 6)	9,701	107,665	–	–
Total Expenses after waivers	2,482,255	141,593	3,898,585	7,168,322
NET INVESTMENT INCOME	1,936,668	139,461	5,127,489	1,844,183

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	10,328,319	166,026	9,582,164	17,274,977
Investments - Affiliated securities	–	–	–	1,563,236
Written options	–	–	–	975,217
Foreign currency translation	(48,392)	–	–	(869,686)
Net change in unrealized appreciation (depreciation) on:
Investments	21,707,731	2,272,462	62,714,578	83,664,696
Investments - Affiliated securities	–	–	–	2,934,918
Written options	–	–	–	(453,725)
Foreign currency translation	396,132	–	–	2,727,049
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	32,383,790	2,438,488	72,296,742	107,816,682
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,320,458	$2,577,949	$77,424,231	$109,660,865

(a)	Includes $–received from affiliated issuers held by the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

FROM INVESTMENT OPERATIONS:
Net investment income	$1,936,668	$2,746,122	$139,461	$125,368	$5,127,489	$3,925,409
Net realized gains	10,279,927	26,512,273	166,026	610,172	9,582,164	40,415,070
Net change in unrealized appreciation (depreciation)	22,103,863	(38,297,530)	2,272,462	(1,590,929)	62,714,578	(91,793,338)
Net increase (decrease) in net assets resulting from operations	34,320,458	(9,039,135)	2,577,949	(855,389)	77,424,231	(47,452,859)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(8,751,125)	(24,725,224)	(168,887)	(475,844)	(4,063,213)	(2,930,386)
Institutional Class	(1,832,026)	(4,817,912)	(168,220)	(289,984)	(1,084,045)	(786,112)
Total distributions to shareholders	(10,583,151)	(29,543,136)	(337,107)	(765,828)	(5,147,258)	(3,716,498)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	16,032,279	12,191,072	2,905,843	1,801,090	11,780,519	20,532,108
Dividends reinvested	8,693,087	24,284,469	165,686	466,227	3,983,890	2,860,797
Value of shares redeemed(a)	(40,509,686)	(41,306,621)	(2,130,069)	(673,479)	(54,885,476)	(74,165,861)
Total Investor Class	(15,784,320)	(4,831,080)	941,460	1,593,838	(39,121,067)	(50,772,956)
Institutional Class
Proceeds from shares issued	11,840,648	6,068,419	3,572,982	888,013	8,568,874	10,336,208
Dividends reinvested	1,804,068	4,713,099	166,221	289,984	1,032,063	747,836
Value of shares redeemed(a)	(13,861,228)	(9,204,001)	(576,579)	(194,681)	(12,047,560)	(17,346,630)
Total Institutional Class	(216,512)	1,577,517	3,162,624	983,316	(2,446,623)	(6,262,586)
Net increase (decrease) in net assets derived from capital transactions	(16,000,832)	(3,253,563)	4,104,084	2,577,154	(41,567,690)	(57,035,542)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,736,475	(41,835,834)	6,344,926	955,937	30,709,283	(108,204,899)
NET ASSETS AT THE BEGINNING OF THE PERIOD	192,201,078	234,036,912	8,601,731	7,645,794	313,473,365	421,678,264
NET ASSETS AT THE END OF THE PERIOD	$199,937,553	$192,201,078	$14,946,657	$8,601,731	$344,182,648	$313,473,365

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	635,486	444,411	253,377	145,611	354,899	597,363
Reinvested Shares	341,326	1,079,310	13,559	46,904	112,698	100,661
Shares Redeemed	(1,600,036)	(1,465,387)	(183,192)	(55,252)	(1,658,549)	(2,211,453)
Net increase (decrease) resulting from share transactions	(623,224)	58,334	83,744	137,263	(1,190,952)	(1,513,429)
Institutional Class
Shares Issued	472,420	213,519	311,967	72,994	257,941	300,041
Reinvested Shares	71,110	210,406	13,569	29,173	29,362	26,453
Shares Redeemed	(553,811)	(338,376)	(49,930)	(16,308)	(366,818)	(519,778)
Net increase (decrease) resulting from share transactions	(10,281)	85,549	275,606	85,859	(79,515)	(193,284)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND
	For the Year Ended	For the Year Ended
	December 31, 2019	December 31, 2018
FROM INVESTMENT OPERATIONS:
Net investment income	$1,844,183	$1,594,064
Net realized gains	18,943,744	45,005,014
Net change in unrealized appreciation (depreciation)	88,872,938	(135,107,223)
Net increase (decrease) in net assets resulting from operations	109,660,865	(88,508,145)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(18,186,616)	(38,945,105)
Institutional Class	(1,736,705)	(4,315,405)
Total distributions to shareholders	(19,923,321)	(43,260,510)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	11,926,421	13,963,140
Dividends reinvested	17,465,232	37,391,961
Value of shares redeemed(a)	(82,513,277)	(88,905,898)
Total Investor Class	(53,121,624)	(37,550,797)
Institutional Class
Proceeds from shares issued	4,017,848	8,662,851
Dividends reinvested	1,635,066	4,119,190
Value of shares redeemed(a)	(21,250,558)	(10,805,694)
Total Institutional Class	(15,597,644)	1,976,347
Net decrease in net assets derived from capital transactions	(68,719,268)	(35,574,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,018,276	(167,343,105)
NET ASSETS AT THE BEGINNING OF THE PERIOD	633,139,054	800,482,159
NET ASSETS AT THE END OF THE PERIOD	$654,157,330	$633,139,054

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	314,848	336,417
Reinvested Shares	456,172	1,122,903
Shares Redeemed	(2,175,912)	(2,174,264)
Net decrease resulting from share transactions	(1,404,892)	(714,944)
Institutional Class
Shares Issued	103,125	203,493
Reinvested Shares	41,807	121,188
Shares Redeemed	(544,245)	(267,674)
Net increase (decrease) resulting from share transactions	(399,313)	57,007

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
SELECT VALUE FUND
Investor Class
December 31, 2019	$22.68	$0.23	$3.98	$4.21	$(0.22)	$(1.17)	$(1.39)	$25.50
December 31, 2018	28.09	0.35	(1.72)	(1.37)	(0.32)	(3.72)	(4.04)	22.68
December 31, 2017	28.43	0.42	3.13	3.55	(0.42)	(3.47)	(3.89)	28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
Institutional Class
December 31, 2019	22.58	0.29	3.97	4.26	(0.28)	(1.17)	(1.45)	25.39
December 31, 2018	28.00	0.41	(1.71)	(1.30)	(0.40)	(3.72)	(4.12)	22.58
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
MID CAP VALUE FUND
Investor Class
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	–	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
Institutional Class
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	–	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
VALUE PLUS FUND
Investor Class
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	–	(0.52)	35.48
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	–	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	–	(0.20)	30.33
December 31, 2015	31.66	0.16	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
Institutional Class
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	–	(0.60)	35.28
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	–	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	–	(0.23)	30.19
December 31, 2015	31.57	0.24	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

		RATIOS/SUPPLEMENTAL DATA
Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)

18.59%		$166,834	1.25%	0.90%	N/A	N/A	N/A	N/A	54%
(4.76)		162,524	1.20	1.21	N/A	N/A	N/A	N/A	37
12.42		199,636	1.23	1.42	N/A	N/A	N/A	N/A	43
19.25		221,868	1.23	1.13	N/A	N/A	N/A	N/A	49
(4.16)		245,105	1.20	0.84	N/A	N/A	N/A	N/A	40

18.91	%(d)	33,104	N/A	N/A	1.02%	0.99%	1.12%	1.15%	54%
(4.55)		29,677	N/A	N/A	0.98	0.98	1.43	1.43	37
12.69	(d)	34,401	N/A	N/A	1.01	0.99	1.70	1.72	43
19.54	(d)	42,256	N/A	N/A	1.00	0.99	1.36	1.37	49
(3.92)		47,178	N/A	N/A	0.94	0.94	1.05	1.05	40

25.30	%(d)	7,627	N/A	N/A	2.11%	1.25%	0.12%	0.98%	62%
(8.58	)(d)	5,390	N/A	N/A	2.37	1.25	0.31	1.43	49
8.11	(d)	4,823	N/A	N/A	2.50	1.25	(0.42)	0.83	51
28.67	(d)	3,998	N/A	N/A	3.22	1.25	(1.13)	0.84	76
(7.08	)(d)	2,853	N/A	N/A	3.55	1.25	(1.40)	0.90	46

25.58	%(d)	7,320	N/A	N/A	1.86%	0.99%	0.42%	1.30%	62%
(8.28	)(d)	3,211	N/A	N/A	2.28	0.99	0.39	1.68	49
8.37	(d)	2,823	N/A	N/A	2.45	0.99	(0.37)	1.09	51
28.97	(d)	2,689	N/A	N/A	3.46	0.99	(1.33)	1.14	76
(6.89	)(d)	1,723	N/A	N/A	3.41	0.99	(1.36)	1.06	46

26.02%		279,737	1.19%	1.48%	N/A	N/A	N/A	N/A	51%
(13.13)		259,304	1.18	0.94	N/A	N/A	N/A	N/A	71
9.81		352,173	1.19	0.13	N/A	N/A	N/A	N/A	75
26.77		426,486	1.19	0.56	N/A	N/A	N/A	N/A	77
(17.41)		536,809	1.16	0.53	N/A	N/A	N/A	N/A	22

26.29%		64,446	N/A	N/A	0.98%	0.98%	1.67%	1.67%	51%
(12.93)		54,169	N/A	N/A	0.95	0.95	1.15	1.15	71
10.04		69,506	N/A	N/A	0.97	0.97	0.33	0.33	75
26.89		109,010	N/A	N/A	0.97	0.97	0.61	0.61	77
(17.20)		514,613	N/A	N/A	0.90	0.90	0.81	0.81	22

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)					DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss)(a)(b)		Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
VALUE FUND
Investor Class
December 31, 2019	$33.70	$0.10		$5.94	$6.04	$(0.11)	$(1.09)	$(1.20)	$38.54
December 31, 2018	41.18	0.08		(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05		3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)		5.91	5.87	–	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15		(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
Institutional Class
December 31, 2019	34.40	0.17		6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15		(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14		3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02	(d)	6.01	6.03	–	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22		(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating value of the investments of the Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

	RATIOS/SUPPLEMENTAL DATA
Total Return	Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)

17.96%	$598,325	1.10%	0.26%	N/A	N/A	N/A	N/A	42%
(12.15)	570,608	1.07	0.19	N/A	N/A	N/A	N/A	37
8.42	726,558	1.09	0.12	N/A	N/A	N/A	N/A	35
16.31	776,071	1.09	(0.11)	N/A	N/A	N/A	N/A	47
(11.04)	786,936	1.06	0.36	N/A	N/A	N/A	N/A	52

18.14%	55,832	N/A	N/A	0.92%	0.92%	0.43%	0.43%	42%
(11.98)	62,531	N/A	N/A	0.90	0.90	0.36	0.36	37
8.59	73,924	N/A	N/A	0.91	0.91	0.34	0.34	35
16.52	61,543	N/A	N/A	0.92	0.92	0.04	0.04	47
(10.90)	58,914	N/A	N/A	0.91	0.91	0.52	0.52	52

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2019, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2019, the following reclassifications were made to increase (decrease) such amounts:

FUND	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
SELECT VALUE FUND	$(1,758,894)	$1,758,894
MID CAP VALUE FUND	(25,228)	25,228
VALUE PLUS FUND	(51,293)	51,293
VALUE FUND	(2,506,949)	2,506,949

These reclassifications are primarily due to the use of tax equalization. Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of December 31, 2019, the Value Fund had 1.48% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2019, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

SELECT VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$199,576,696	$–	$–	$199,576,696
Investments purchased with cash collateral from securities loaned	270,153	–	–	270,153
Total	$199,846,849	$–	$–	$199,846,849

MID CAP VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$14,686,870	$–	$–	$14,686,870
Short-Term Investments	231,666	–	–	231,666
Total	$14,918,536	$–	$–	$14,918,536

VALUE PLUS FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$342,207,755	$–	$–	$342,207,755
Short-Term Investments	1,516,585	–	–	1,516,585
Total	$343,724,340	$–	$–	$343,724,340

VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total

Common Stocks	$647,975,825	$–	$–	$647,975,825
Limited Partnerships	6,781,500	–	–	6,781,500
Investments purchased with cash collateral from securities loaned	27,510	–	–	27,510
Total	$654,784,835	$–	$–	$654,784,835

Other Financial Instruments(c)
Liabilities
Written Options	$(883,000)	$(103,700)	$–	$(986,700)
Total	$(883,000)	$(103,700)	$–	$(986,700)

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2019, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(c)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average number of contracts of written options held by the Value Fund during the year ended December 31, 2019 was $6,722,796 and 2,812, respectively.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of December 31, 2019:

VALUE FUND	Statements of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(986,700)
Total		$(986,700)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2019:

VALUE FUND	Location of Gain (Losses) on Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Loss on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in unrealized appreciation (depreciation) on written options	$975,217	$(453,725)
Total		$975,217	$(453,725)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2019.

	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF	NET AMOUNTS PRESENTED IN THE STATEMENTS OF	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
	RECOGNIZED	ASSETS AND	ASSETS AND	FINANCIAL	CASH COLLATERAL
DESCRIPTION	LIABILITIES	LIABILITIES	LIABILITIES	INSTRUMENTS	PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counterparty, Susquehanna)	$986,700	$–	$986,700	$(986,700)	$–	$–
Total	$986,700	$–	$986,700	$(986,700)	$–	$–

(1)       The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of December 31, 2019, only the Select Value and Value Funds had securities on loan.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of December 31, 2019:

	REMAINING CONTRACTUAL MATURITY OF THE LENDING AGREEMENT
SELECT VALUE FUND	OVERNIGHT & CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks (counterparty, Morgan Stanley & Co., LLC)	$114,648	$–	$–	$–	$114,648
Common Stocks (counterparty, SG Americas Securities, LLC)	146,935	–	–	–	146,935
Total Loans					$261,583
Gross amount of recognized liabilities for securities lending (collateral received)					$270,153
Amounts due to counterparties					$8,570

	REMAINING CONTRACTUAL MATURITY OF THE LENDING AGREEMENT
VALUE FUND	OVERNIGHT & CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks (counterparty, Citigroup Global Markets, Inc.)	$25,914	$–	$–	$–	$25,914
Total Loans					$25,914
Gross amount of recognized liabilities for securities lending (collateral received)					$27,510
Amounts due to counterparties					$1,596

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2020, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2019, expenses of $59,566 for Investor Class and $48,099 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2019, Institutional class expenses of $9,701 for the Select Value Fund, $0 for the Value Plus Fund and $0 for the Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2019, $299,064 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2019 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$22	$–	$3,308	$1
Institutional Class	–	–	–	–
Total	$22	$–	$3,308	$1

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$108,660,196	$130,343,513
MID CAP VALUE FUND	11,359,693	7,413,177
VALUE PLUS FUND	169,351,014	197,758,603
VALUE FUND	262,360,364	291,260,700

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2019, are displayed in the table below.

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET DEPRECIATION OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
SELECT VALUE FUND	$163,888,974	$39,501,745	$(3,543,870)	$–	$35,957,875
MID CAP VALUE FUND	13,375,195	2,063,906	(520,565)	–	1,543,341
VALUE PLUS FUND	290,985,935	62,642,989	(9,904,584)	–	52,738,405
VALUE FUND	556,975,087	171,068,503	(73,258,755)	(414,174)	97,395,574

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
SELECT VALUE FUND	$4,244,836	$6,338,315	$10,583,151
MID CAP VALUE FUND	123,503	213,604	337,107
VALUE PLUS FUND	5,147,258	–	5,147,258
VALUE FUND	1,914,114	18,009,207	19,923,321

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
SELECT VALUE FUND	$3,471,888	$26,071,248	$29,543,136
MID CAP VALUE FUND	338,502	427,326	765,828
VALUE PLUS FUND	3,716,498	–	3,716,498
VALUE FUND	6,251,009	37,009,501	43,260,510

As of December 31, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

FUND	(OVER)/UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN	NET UNREALIZED APPRECIATION	OTHER CUMULATIVE TIMING DIFFERENCES	TOTAL
SELECT VALUE FUND	$–	$4,307,575	$35,957,875	$(1,068,575)	$39,196,875
MID CAP VALUE FUND	–	–	1,543,341	(52,058)	1,491,283
VALUE PLUS FUND	86,366	–	52,738,405	(1,365,108)	51,459,663
VALUE FUND	–	926,801	97,395,574	(83,675)	98,238,700

Capital loss carryovers used during the year ended December 31, 2019, were:

FUND	AMOUNT
VALUE PLUS FUND	$8,408,977

Capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

FUND	SHORT TERM	LONG TERM
VALUE PLUS FUND	$1,428,108	$–

The following Funds elect to defer to the year ending December 31, 2020, the following capital losses recognized during the period November 1, 2019 through December 31, 2019:

FUND	AMOUNT
SELECT VALUE FUND	$1,083,575
MID CAP VALUE FUND	54,775
VALUE FUND	240,510

The following Fund elects to defer to the year ending December 31, 2020, the following ordinary losses recognized during the period November 1, 2019 through December 31, 2019:

FUND	AMOUNT
VALUE FUND	$314

(10) TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2019. The Select Value, Mid Cap Value, and Value Plus Funds had no transactions with affiliates during the year ended December 31, 2019.

VALUE FUND
SECURITY NAME	SHARE BALANCE AS OF DECEMBER 31, 2018	PURCHASES	SALES	CORPORATE ACTION	SHARE BALANCE AS OF DECEMBER 31, 2019	FAIR VALUE AS OF DECEMBER 31, 2019	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN (LOSS)
Investments in affiliates held as of December 31, 2019
CUI Global, Inc.	2,000,000	–	(243,910)	–	1,756,090	$1,931,699	$–	$1,552,294	$(1,802,948)
Hudson Global, Inc.	3,150,000	–	–	(2,835,000)	315,000	3,764,250	–	(488,250)	–
Lincoln Educational Services Corp.	2,470,000	–	(100,000)	–	2,370,000	6,399,000	–	(669,531)	(638,473)
Perma-Fix Environmental Services	1,000,000	7,700	–	–	1,007,700	9,170,070	–	6,781,150	–
Zovio, Inc.	–	1,600,000	–	–	1,600,000	3,296,000	–	(7,114,828)	–
Total	8,620,000	1,607,700	(343,910)	(2,835,000)	7,048,790	$24,561,019	$–	$60,835	$(2,441,421)

Investments no longer affiliated as of December 31, 2019
Acacia Research Corp.	2,601,792	148,008	(300,000)	–	2,449,800	$6,516,468	$–	$151,177	$(1,017,575)
Hydrogenics Corp.	896,267	–	(896,267)	–	–	–	–	2,722,906	5,022,232
Total	3,498,059	148,008	(1,196,267)	–	2,449,800	$6,516,468	$–	$2,874,083	$4,004,657

Grand Total						$31,077,487	$–	$2,934,918	$1,563,236

(11) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

In December 2019, the Board and the Board of Trustees (the “Trustees”) of Financial Investors Trust (the “Trust”), based upon the respective recommendations of the Advisor and ALPS Advisors, Inc., the investment adviser to the ALPS/WMC Research Value Fund (the “Target Fund”), a series of the Trust, approved the proposed reorganization of the Target Fund into the Heartland Mid Cap Value Fund (the “Acquiring Fund”), a series of the Corporation, subject to the approval of the shareholders of the Target Fund (the “Reorganization”). The Board and Trustees also approved an Agreement and Plan of Reorganization (the “Reorganization Plan”) that provides for the acquisition of substantially all of the assets of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, which would result in the complete liquidation of the Target Fund. Shareholders of the Target Fund would become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund held immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. The Trust will hold a shareholders meeting on or about March 3, 2020, as may be adjourned, at which shareholders of the Target Fund as of December 12, 2019 will be asked to consider and vote on the Reorganization Plan. If shareholders of the Target Fund approve the Reorganization, it is expected to take effect at or near the end of the first quarter of 2020. Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholders meeting, the Reorganization, and the Acquiring Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options, of Heartland Group, Inc. comprising Heartland Select Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 12, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

February 17, 2020

additional information (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$6,338,315	$213,604	$0	$18,009,207

The amounts above include $1,316,829, $12,536 and $2,295,856 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Mid Cap Value Fund and Value Fund, respectively. The Heartland Value Plus Fund did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2019, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	91.42%	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2019 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	82.83%	100%	100%	100%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2019 through December 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING THE PERIOD(a) 7/1/19 - 12/31/19	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/19 - 12/31/19
Select Value Fund - Investor	$1,000.00	$1,038.40	$6.32	1.23%
Select Value Fund - Institutional	1,000.00	1,039.80	5.09	0.99
Mid Cap Value Fund - Investor	1,000.00	1,074.50	6.54	1.25
Mid Cap Value Fund - Institutional	1,000.00	1,076.10	5.18	0.99
Value Plus Fund - Investor	1,000.00	1,067.10	6.10	1.17
Value Plus Fund - Institutional	1,000.00	1,068.20	5.11	0.98
Value Fund - Investor	1,000.00	1,036.80	5.19	1.01
Value Fund - Institutional	1,000.00	1,037.20	4.78	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING THE PERIOD(a) 7/1/19 - 12/31/19	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/19 - 12/31/19
Select Value Fund - Investor	$1,000.00	$1,019.00	$6.26	1.23%
Select Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Mid Cap Value Fund - Investor	1,000.00	1,018.90	6.36	1.25
Mid Cap Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Value Plus Fund - Investor	1,000.00	1,019.31	5.96	1.17
Value Plus Fund - Institutional	1,000.00	1,020.27	4.99	0.98
Value Fund - Investor	1,000.00	1,020.11	5.14	1.01
Value Fund - Institutional	1,000.00	1,020.52	4.74	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the commissions website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI, 53202.

DEFINITIONS AND DISCLOSURES

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-Cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value (EV) is the entire economic value of a company.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Exchange Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Free Cash Flow/Enterprise Value Yield is calculated as the amount of cash a company has after expenses, debt service, capital expenditures, and dividends divided by its current enterprise value.

Mean Reversion is the theory that interest rates, security prices, or various economic indicators will, over time, return to their long-term averages after a significant short-term move.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Tangible Book Value is the sum of all of a company’s assets, minus its liabilities and intangible assets, such as goodwill.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2020 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

information regarding executive officers and directors (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Director (part-time), R&R Insurance, since September 2017; Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time), Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	4	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	4	Trustee, ALPS Series Trust, May 2016 to present (9 mutual funds)

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	4	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 – 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	Effective January 1, 2020, William (“Will”) R. Nasgovitz replaced William (“Bill”) J. Nasgovitz as a Director. Will is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. William (“Bill”) J. Nasgovitz is the father of William (“Will”) R. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2019.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had three meetings during the twelve months ended December 31, 2019.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

SUPPLEMENT DATED JANUARY 2, 2020 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED MAY 1, 2019

Effective January 1, 2020, Troy W. McGlone, Vice President of Heartland Advisors, has joined the team of investment professionals that manages the Heartland Select Value Fund (the “Select Value Fund”). William R. Nasgovitz and Colin P. McWey will continue to manage the Select Value Fund with Mr. McGlone.

The following new paragraph is added under the heading “Portfolio Managers” on page 15:

Mr. McGlone, a Chartered Financial Analyst (“CFA”), has served as a Portfolio Manager of the Select Value Fund since January 2020. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2019, after serving as a Research Analyst since 2014. Mr. McGlone currently holds the position of Vice President and Portfolio Manager with Heartland Advisors. Prior to joining Heartland Advisors, Mr. McGlone had been with Stark Investments from 2006 to 2012.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is January 2, 2020.

Heartland Value Fund

Investor (HRTVX)

Institutional (HNTVX)

SUPPLEMENT DATED JANUARY 2, 2020 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED MAY 1, 2019

Effective January 1, 2020, William (“Bill”) J. Nasgovitz and William (“Will”) R. Nasgovitz are the sole Portfolio Managers of the Heartland Value Fund (the “Value Fund”). Accordingly, all references to Eric J. Miller as Portfolio Manager of the Value Fund are hereby removed.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is January 2, 2020.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006310/0220

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the code of ethics adopted in Item 2(a) above.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $72,000 were for the fiscal year ended December 31, 2019 and $70,000 for the fiscal year ended December 31, 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2018.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $22,050 for the fiscal year ended December 31, 2019 and $22,750 for the fiscal year ended December 31, 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	0%
(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 19, 2020

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 19, 2020